Case No.: 97-02395PJW Thru 97-02401PJW                           Accrual Basis-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      for the month ending August 31, 1998

                                Document       Previously       Explanation
Required Attachments:           Attached        Submitted        Attached

1.  Tax Receipts                  ( )              (X)              ( )

2.  Bank Statements               (X)              ( )              ( )

3.  Most recently filed           ( )              (X)              ( )
    Income Tax Return

4.  Most recent Annual            (X)              ( )              ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/  Windle R. Ewing                          Vice President
-----------------------------------           ----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                TITLE

Windle R. Ewing                               November 30, 1998
-----------------------------------           ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY             DATE

PREPARER:

/s/  Tom Matta                                Accounting Manager
-----------------------------------           ----------------------------------
SIGNATURE OF PREPARER                         TITLE

Tom Matta                                     November 30, 1998
-----------------------------------           ----------------------------------
PRINTED NAME OF PREPARER                      DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)

                            Comparative Balance Sheet

Assets                                                 Month             Month
                                                      7/31/98           8/31/98

 1      Cash                                        $1,056,766         $770,231
 2      Accounts Receivable (Net)                      941,460        1,018,922
 3      Inventory                                       34,190           34,190
 4      Notes Receivable                                  -                -
 5      Prepaid Expenses                                15,900           15,166
 6      Other (Attach List)                               -                -
 7      Total Current Assets                         2,048,316        1,838,509
 8      Property, Plant & Equipment                 10,454,992       10,454,993
 9      Less: Accumulated Depreciation/Depletion     5,811,127        5,811,127
10      Net Property, Plant & Equipment              4,643,865        4,643,866
11      Due From Affiliates & Insiders                    -                -
12      Intangibles (Attach List)                         -                -
12a     Debt Issuance Cost                                -                -
13      Other (Attach List)                          2,024,310        2,024,310
14      Total Assets                                $8,716,491       $8,506,685

Postpetition Liabilities
15      Accounts Payable                             5,206,974        5,310,570
15a     Accrued Telecommunications Costs             1,224,449          977,547
16      Taxes Payable                                     -                -
16a     Accrued Taxes Payable                             -                -
17      Notes Payable                                     -                -
18      Professional Fees                                 -                -
19      Secured Debt                                      -                -
20      Due To Affiliates & Insiders                      -                -
21      Other (Attach List)                               -                -
22      Total Postpetition Liabilities               6,431,423        6,288,117

Prepetition Liabilities
23.     Secured Debt                                 4,267,093        4,267,093
24.     Priority Debt (Attach List)                     91,675           91,675
24a     Redeemable Preferred Stock                   1,620,000        1,620,000
25      Unsecured Debt                              47,444,030       47,444,081
26      Other (Attach List)                               -                -
27      Total Prepetition Liabilities               53,422,798       53,422,849
28      Total Liabilities                           59,854,221       59,710,966

Equity
29      Owner's Prepetition Equity                 (12,258,875)     (12,258,875)
30      Postpetition Cumulative
        Profit or (Loss)                           (38,878,855)     (38,945,406)
31.     Total Equity (Deficit)                     (51,137,730)     (51,204,281)
32      Total Liabilities & Owner's Equity         $ 8,716,491       $8,506,685

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                 Month                  Month
                                                7/31/98                8/31/98

6        Other Current Assets
         A/R-Jack Matz                                 0                       0
         A/R Prarie Systems, Inc.                      0                       0
         A/R Line Costs                                0                       0
         Long Distance Network N/R                     0                       0
                                           -------------------------------------
                                                       0                       0
                                           =====================================

12       Intangibles
         Goodwill (net of amortization)                0                       0
                                           =====================================

13       Other Non-Current Assets
         Prepaid Employee Settlement (net)             0                       0
         Security Deposits & Miscellaneous     2,024,310               2,024,310
                                           -------------------------------------
                                               2,024,310               2,024,310
                                           =====================================

21       Other Post-Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits           0                       0
         Accr Medical Ins                              0                       0
         Accr Property Taxes                           0                       0
                                           -------------------------------------
                                                       0                       0
                                           =====================================
24       Priority Debt
         Accrued Payroll/Employee Benefits        20,513                  20,513
         Accrued Property Taxes                   71,162                  71,162
         Accrued Sales Taxes                           0                       0
                                           -------------------------------------
                                                  91,675                  91,675
                                           =====================================

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                 Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement



                                               Month                   Month
                                             July, 1998            August, 1998
                                             ----------            ------------

Revenues
1  Gross Revenues                             1,016,898                       0
2  Less: Returns & Discounts                      1,011
3  Net Revenue                                1,015,887                       0

Cost Of Goods Sold
4  Beginning Inventory
5  Add: Purchases
6  Less: Ending Inventory
7  Cost Of Goods Sold                           862,300                   5,446
8  Gross Profit                                 153,587                  (5,446)

Operating Expenses
9  Officer/Insider Compensation                  65,021                   5,578
10 Direct Labor/Salaries                        203,381                  21,240
11 Payroll Taxes                                 19,329                   1,721
12 Rent & Lease Expense                          26,427                   1,912
13 Insurance                                      6,642                  67,539
14 Depreciation/Amortization                       -                       -
15 General & Administrative                      20,783                  20,700
16 Other (Attach List)                             -                       -
17 Total Operating Expenses                     341,583                 118,690
18 Operating Income                            (187,996)               (124,136)

Other Income & Expenses
19 Other Income (Attach List)                  (450,519)
20 Other Expenses (Attach List)
21 Interest Expense                             (24,897)
22 Other                                                                (32,425)
23 Net Other Income & Expenses                 (475,416)                (32,425)

Reorganization Expenses
24 Professional Fees
25 U.S. Trustee Fees                            (32,934)
26 Other (Attach List)
27 Total Reorganization Expenses
28 Income Tax
29 Net Profit (Loss)                           (696,346)               (156,561)

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -4

CASH RECEIPTS AND
DISBURSEMENTS


                   TOTAL SATEL    TOTAL SATEL    TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL    TOTAL SATEL    TOTAL SATEL
                       A/P         MAIN OPER.        P/R         GREYROCK       MISC.        CD & NEC     PETTY CASH

1. BEG. BAL        (80,061.17)    409,224.23       6,269.39          -       121,048.31     596,223.09      4,062.00   1,056,765.85
2. CASH
   SALES                -             -               -              -            -               -           -             -
3. RECEIPTS             -         56,868.33           -              -            -           2,553.84        -           59,422.17
4. LOANS &
   ADVANCES             -             -               -              -            -               -           -             -
5. SALE ASSETS          -             -               -              -            -               -           -             -
6. (OTHER)
   PAYDOWNS
   ON REVOLVER      32,445.71      11,265.87      75,102.16          -        (5,964.82)     (3,207.46)    (4,062.00)    105,579.46
                   -----------   ------------    -----------     ---------   -----------    -----------    ----------  -------------
7. TOTAL
   RECEIPTS         32,445.71      68,134.20      75,102.16          -        (5,964.82)       (653.62)    (4,062.00)    165,001.63
8. TOTAL
   CASH AVAIL.     (47,615.46)    477,358.43      81,371.55          -       115,083.49     595,569.47          -      1,221,767.48
                   -----------   ------------    -----------     ---------   -----------    -----------    ----------  -------------
*DISBURSE-
  MENTS                 -        (347,053.51)    (85,821.30)         -       (18,662.33)         -              -       (451,537.14)
  EOM
  BALANCE          (47,615.46)    130,304.92      (4,449.75)         -        96,421.16     595,569.47          -        770,230.34
                   -----------   ------------    -----------     ---------   -----------    -----------    ----------  -------------

* See attached detail of disbursements by check number, date, payee and amount.

Debtor:      SA Telecommunications, Inc. and Subsidiaries        Accrual Basis-5

Case No:     97-2395 through 97-2401

Accounts Receivable Aging
             0 - 30 days old                                       $   1,018,922
            31 - 60 days old                                               -
            61 - 90 days old                                               -
               91 + days old                                               -
            Total Accounts Receivable                              $   1,018,922
            Amount Considered Uncollectable                                -
            Account Receivable                                     $   1,018,922


Aging Of Postpetition Accounts Payable
                            0 - 30             31 - 60            61 - 90              91+
                             Days               Days               Days               Days               Total
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Accounts Payable        $  5,310,650        $     -            $     -            $     -            $  5,310,650


Status Of Postpetition Taxes

                                Beginning           Amount                                 Ending
                                   Tax             Withheld             Amount               Tax             Delinquent
                               Liability*         Or Accrued             Paid             Liability            Taxes

Federal
-------
Withholding**                     64,659              3,427            48,687             19,398
FICA-Employee**                   20,859              1,721            14,143              8,436
FICA-Employer**                   20,859              1,721            14,143              8,436
Unemployment                       1,006                  -                 -              1,006
Income
Other (Attach List)
Total Federal Taxes              107,382              6,868            76,974             37,276                   -

State And Local
---------------
Withholding                        2,722                  -             2,722                  -
Sales                           509,750*             12,607            58,431            463,926
Excise
Unemployment                       6,714                  -                 -              6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local              519,186             12,607            61,153            470,640                   -
Total Taxes                      626,568             19,475           138,127            507,917                   -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report. the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)
SA TELECOMMUNICATIONS, INC.                                    ACCRUAL BASIS - 6


BANK RECONCILIATIONS                    Acct #1         Acct #2         Acct #3         Acct #4         Acct #5
                                          USC             USC             USC             NEC             LDN
A.  Bank                              Wells Fargo     Wells Fargo     Wells Fargo       Various      Southwest Bank
B.  Acct #                            4311-269112     4311-269120     4311-269138       Various         9050078
C.  Purpose                               A/P          Operating        Payroll    Misc. Depository     Savings
                                          ---          ---------        -------    ----------------     -------

1   Balance per Bank Statement             -          117,916.29           -          574,694.92           -
2   + Deposits not credited                               -                -                               -
3   - Outstanding Checks               (49,680.26)        -             (1,050.00)         -               -
4   +/- Other Reconciling items          2,064.80         (35.50)       (3,865.21)         -               -
                                     -------------- ---------------- -------------- ---------------- ---------------
5   Month End Balance per books        (47,615.46)    117,880.79        (4,915.21)    574,694.92           -
                                     ============== ================ ============== ================ ===============


BANK RECONCILIATIONS                     Acct #6         Acct #7          Acct #8          Acct #9
                                           USC             USC              USC             AddTel
A.  Bank                                 Compass       Wells Fargo           na          Wells Fargo
B.  Acct #                             712-0018-3      4311-269146         Petty          690018810
C.  Purpose                             Greyrock        Insurance      Cash Accounts    Sales Tax Acct
                                        --------        ---------      -------------    --------------


1   Balance per Bank Statement              -          81,817.19           -               8,841.95
2   + Deposits not credited                 -
3   - Outstanding Checks                    -          (2,681.37)          -                 (14.23)
4   +/- Other Reconciling items             -           4,235.80           -               4,221.82
                                     -------------- ---------------- --------------   ----------------
5   Month End Balance per books             -          83,371.62           -              13,049.54
                                     ============== ================ ==============   ================


Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)
SA TELECOMMUNICATIONS, INC.                                    ACCRUAL BASIS - 6

BANK RECONCILIATIONS                   Acct #10         Acct #11        Acct #12       Acct #13         Acct #14
                                        AddTel           AddTel          AddTel         AddTel           AddTel
A.  Bank                              Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo
B.  Acct #                            0933 051211   1290-000025-000   4443-332515     4443-332762     0933 041063
C.  Purpose                            Operating           CD           Greyrock    Returned Checks          -
                                       ---------           --           --------    ---------------
1   Balance per Bank Statement         17,735.98       20,874.55            -              -                 -
2   + Deposits not credited
3   - Outstanding Checks              (13,229.29)
4   +/- Other Reconciling items         7,917.44                            -              -
                                     -------------- ----------------- ------------- ---------------- ---------------
5   Month End Balance per books        12,424.13       20,874.55            -              -                -
                                     ============== ================= ============= ================ ===============


BANK RECONCILIATIONS                    Acct #15         Acct #16         Acct #17         Acct #18
                                         AddTel           AddTel          Uniquest         Uniquest
A.  Bank                               Wells Fargo          na            Compass      Bank of America
B.  Acct #                             934 041063                        711 9526 0      83130 00519
C.  Purpose                            Payroll/ZBA      Petty Cash          A/P            Payroll
                                       -----------      ----------          ---            -------

1   Balance per Bank Statement               -               -               -                -
2   + Deposits not credited
3   - Outstanding Checks                                                     -                -
4   +/- Other Reconciling items             465.46                           -                -
                                     ---------------- --------------- ----------------- ---------------
5   Month End Balance per books             465.46           -               -                -
                                     ================ =============== ================= ===============


Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    Insiders


                                                                 Type of               Amount
          Name                        Position                   Payment                Paid
--------------------------------------------------------------------------------------------------

 1    Igor Mamantov               VP-Corp Development            Payroll             Resigned
 2    Dennis Lee Gundy            VP-Operations                  Payroll             Resigned
 3    Jeffery M. Petrie           VP-Telemarketing               Payroll             Resigned
 4    Windle R. Ewing             VP-Tariffs and Reg. Affair   Payroll/Bonus           5,577.68
 5    Thomas J. Brighi            VP-Telemarketing               Payroll             Resigned
 6    George M. Trevino           Controller                     Payroll             Resigned
 7    Kellie Watts                Asst. General Counsel          Payroll             Resigned
 8    Julie Judd                  HR Administrator               Payroll             Resigned
 9    Cheryl Leahy                 Asst. Controller              Payroll             Resigned
10    Chuck Leblo                                                Payroll             Resigned
                                  Total Payments to Insiders                         $ 5,577.68



                                                          Professionals

                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals

                                                  Adequate Protections Payments

                                 Scheduled Monthly                 Amounts Paid          Total Unpaid
       Name of Creditor            Payments Due                  During the Month        Post Petition
   ---------------------------------------------------------------------------------------------------
1                                       None                          None                   -
2
3
4
5

                   Total          $      -                         $    -


                                                                 ACCRUAL EASIS-8

97-02395PJW THRU 97- 02401PJW


QUESTIONNAIRE                                                    YES       NO

1.   Have any assets been sold or  transferred  outside
     the  normal  course  of  business  this  recording
     period?                                                                X

2.   Have any funds  been  disbursed  from any  account
     other than a debtor in possession account?                X (1)

3.   Are any postpetition receivables (accounts, notes,
     or loans) due from related parties?                                    X

4.   Have  any  payments   been  made  on   prepetition
     liabilities this reporting period?                        X (2)

5.   Have any  postpetition  loans been received by the
     debtor from any party?                                    X (3)

6.   Are any postpetition payroll taxes past due?                           X

7.   Are any postpetition state or federal income taxes
     past due?                                                              X

8.   Are any postpetition real estate taxes past due?                       X

9.   Are any other postpetition taxes past due?                             X

10.  Are any  amounts  owed to  postpetition  creditors
     past due?                                                              X

11.  Have any  prepetition  taxes been paid  during the
     reporting period?                                                      X

12.  Are any wage payments past due?                                        X


If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1)  Prepetition accounts retained during this period per court order.

(2)  Only items such as payroll and benefits approved by court order.

(3)  Only amounts per D.I.P. Financing Agreement approved by court order.

INSURANCE                                                        YES       NO

1.   ARE WORKER'S  COMPENSATION,  GENERAL LIABILITY AND
     OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X

2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X

3.   PLEASE ITEMIZE POLICIES BELOW.

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attached additional sheets if necessary.


                   INSURANCE POLICIES

TYPE OF                                                           PAYMENT AMOUNT
POLICY          CARRIER          PERIOD COVERED                    & FREQUENCY

                 See attached schedule of current policies.

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                     Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries


                                    Personnel

                                                                                        Full Time              Part Time
                                                                                          Total                  Total
1.    Total number of employees at beginning of period                                      5                      -
2.    Total number of employees hired during the period                                     -                      -
3.    Number of employees terminated or resigned during the period                          -                      -
4.    Total number of employees on payroll at end of period                                 5                      -


                                Change of Address
--------------------------------------------------------------------------------

         If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

         DATE OF CHANGE:  ______________________

         NEW ADDRESS: